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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        April 11, 2003
                                                 -------------------------------

                              PanAmSat Corporation
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             (Exact name of registrant as specified in its charter)

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
            Delaware                          0-22531                      95-4607698
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
   (State or other jurisdiction            (Commission                    (IRS Employer
      of incorporation)                    File Number)                 Identification No.)
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
                       20 Westport Road, Wilton, CT                             06897
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
                (Address of principal executive offices)                     (Zip Code)
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Registrant's telephone number, including area code        (203) 210-8000
                                                   -----------------------------

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         (Former name and former address, if changed since last report.)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

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
                Exhibit No         Description
                ----------         -----------
                99.1               Press Release
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ITEM 9. REGULATION FD DISCLOSURE

      In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

      On April 11, 2003, PanAmSat Corporation issued a press release (the "Press Release") announcing certain financial results for the first quarter ended March 31, 2003 and updated certain financial guidance for the year 2003. A copy of the Press Release is attached as Exhibit 99.1.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2003                  PANAMSAT CORPORATION
                                      Registrant


                                      By:     /s/  James W. Cuminale
                                              -----------------------------
                                      Name:   James W. Cuminale
                                      Title:  Executive Vice President, General
                                              Counsel and Secretary
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                                  EXHIBIT INDEX

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
                Exhibit No         Description
                ----------         -----------
                99.1               Press Release
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